UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)     November 17, 2005
                                                        ------------------------

                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)




          Delaware                     0-22248                  94-3169580
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

         3050 Zanker Road, San Jose, California                           95134
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       (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code     (408) 321-8835
                                                            --------------------


                                       N/A
 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



 Item 7.01                 Regulation FD Disclosure



On November 17, 2005 Ultratech, Inc. posted an update to its quarterly teleconference guidance on its Website at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto and is incorporated herein by reference.



Item 9.01                  Financial Statements and Exhibits

c.       Exhibits

         Exhibit           Description
         -------           -----------

         99.1              Financial Update by CFO November 17, 2005.







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




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ULTRATECH, INC.
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                                  (Registrant)



Date:  November 17, 2005          By: /s/BRUCE R. WRIGHT
      -------------------            -------------------------------------------
                                     Bruce R. Wright
                                     Senior Vice President, Finance and Chief
                                     Financial Officer (Duly Authorized Officer
                                     and Principal Financial and Accounting
                                     Officer)



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



                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------

99.1              Financial Update by CFO November 17, 2005.

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